                                 ANNUAL REPORT

                                DECEMBER 31, 1997


                              MUTUAL EUROPEAN FUND

[LOGO] FRANKLIN TEMPLETON

                               TECHNOLOGY UPDATE:
                               FRANKLIN TEMPLETON
                          COMBATS THE YEAR 2000 PROBLEM
                             By Charles B. Johnson,
                      President of Franklin Resources, Inc.


As we near the 21st century, Franklin Templeton is taking important steps to tackle the computer glitch dubbed the Year 2000 Problem, Y2K, or the Millennium Bug. The problem originated from the software designers' attempt to save memory by recording years in a two-digit format -- "98" instead of "1998", for example -- but didn't take into account that the year 2000 or "00", could also be interpreted as 1900. Uncorrected, this problem could prevent computers from accurately processing date-sensitive data after 1999.

Franklin Templeton's Information Services & Technology division established a Year 2000 Project Team that has already begun making the necessary software changes to help ensure that our computer systems, which service the funds and their shareholders, will be Year 2000 Compliant. As changes reach completion, we will conduct comprehensive tests to verify their effectiveness. We will also require all of our major software or data-services suppliers to be Year-2000 Compliant.

In addition, with an estimated 80% of businesses facing the Year 2000 Problem, mutual fund portfolio managers must be aware of the impact it could have on companies in their portfolios. That's why Franklin Templeton portfolio managers consistently keep this issue in mind while selecting investments and managing their portfolios.

SHAREHOLDER LETTER

-------------------------------------------------------------------------
Your Fund's Objective: The Mutual European Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities. The fund will normally have at least 65% of its invested assets in the securities of issuers organized under the laws of, or whose principal business operations or at least 50% of whose revenue is earned from, European countries.
-------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you the second annual report of the Mutual European Fund, which covers the period ended December 31, 1997. During the 12 months under review, the fund's Class Z shares provided a 23.16% cumulative total return, as discussed in the Performance Summary on page 5. The Morgan Stanley Capital International(R) All Countries Europe Index returned 24.77%* for the same period.

During the reporting period, European equity markets reacted strongly to events in Asia and the U.S., creating severe volatility. However, these swings in stock prices offered us opportunities to find value in

*Source: Bloomberg. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

You may find a complete listing of the fund's portfolio holdings, including the number of shares and dollar value, beginning on page 17 of this report.

CONTENTS

Shareholder Letter ................................  1

Performance Summary
  Class Z .........................................  5
  Class I .........................................  8
  Class II ........................................ 11

Financial Highlights & Statement of Investments ... 14

Financial Statements .............................. 22

Notes to Financial Statements ..................... 25

Report of Independent Auditors .................... 32

Tax Designation ................................... 33



                             FUND CATEGORY PYRAMID
the securities of companies such as Triplex Lloyd Plc., a U.K. engineering firm and Railtrack Group Plc., a privatized U.K. transportation company. The value of these securities rose appreciably and benefited the fund's performance.

At the end of the period, we continued to feel that small and mid-capitalization stocks offered better value than those of large capitalization companies. The fears in Europe surrounding the Asian crises are logical, and the poor financial condition of many large Asian institutions may have ramifications in Europe and around the globe, especially if the problems worsen. Although we believe that our portfolio is not overly exposed to problems in Asia, it may not totally escape the repercussions of a growing financial crisis.

We believe that 1998 will be one of the most exciting years Europe has seen for some time. As you are probably aware, Western Europe has proposed a single currency, the euro, which is scheduled to be introduced on January 1, 1999. Several countries, notably the United Kingdom, Sweden, and Denmark, have deferred their inclusion and are waiting either to align their economic cycles with the economies of France and Germany or to wait and see the track record of the new currency. Since World War II, Europe has moved towards a democratic unification. No one nation is a world power, but, as a unified force, Europe hopes to command world power status. The continent has 350 million consumers (vs. 260 million for the U.S.) and the lowered trade barriers and decreasing tax rates that the European Union may bring should benefit their economy.

PORTFOLIO BREAKDOWN
Based on Total Net Assets
12/31/97

Equities ........................... 76.6%

Bonds ..............................  3.1%

Short-Term Investments &
  Other Net Assets ................. 20.3%


          TOP 10 COUNTRIES
          12/31/97

                                                                % OF TOTAL
          COUNTRY                                               NET ASSETS
          ----------------------------------------------------------------
          United Kingdom                                             21.9%

          France                                                     17.7%

          Sweden                                                     14.1%

          Netherlands                                                 4.5%

          Finland                                                     4.1%

          Italy                                                       3.3%

          United States                                               3.2%

          Denmark                                                     2.7%

          Spain                                                       2.4%

          Switzerland                                                 1.8%

Although it will be years before the success or failure of the European Union is known, we anticipate problems and hope they force greater flexibility on the new system. After World War II, European welfare states were created to avoid the civil unrest that plagued the continent earlier in the century. These programs were easy to create, but have been difficult to dismantle and disbanding these expensive, unproductive welfare programs will take time. We are concerned that the European Union will not be aggressive enough in its attempts to downsize its programs. Additionally, Europe has not yet demonstrated much success at creating jobs to offset downsizing. However, as unification unfolds, we expect fine-tuning and look forward to the opportunities that volatility and overreaction in the equity markets may present.

We appreciate your participation in the Mutual European Fund and welcome your comments and suggestions.

Sincerely,

Franklin Mutual Advisers Senior Portfolio Management Team

      TOP 10 INDUSTRIES
      12/31/97

                                                            % OF TOTAL
      INDUSTRY                                              NET ASSETS
      ----------------------------------------------------------------

      Multi-Industry                                             14.8%

      Insurance                                                   6.2%

      Machinery & Engineering                                     6.2%

      Business & Public Services                                  5.7%

      Real Estate                                                 5.3%

      Industrial Components                                       4.8%

      Broadcasting & Publishing                                   3.7%

      Beverages & Tobacco                                         3.5%

      Banking                                                     3.2%

      Transportation                                              2.8%

Please remember, this discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. Market and economic conditions are changing constantly which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

The fund's investments in foreign securities involve special risks, including political uncertainty or fluctuations in foreign exchange rates in areas where investments are made. Notably, the fund expects to hedge against currency risk where feasible and to the extent possible.

The fund may also invest in lower-rated "junk bonds," which entail greater credit risks than higher-rated bonds. The fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings, or liquidations. The risks associated with these investments are described in the fund's prospectus.

          TOP 10 HOLDINGS
          12/31/97

          COMPANY,                                              % OF TOTAL
          COUNTRY, INDUSTRY                                     NET ASSETS
          --------------------------------------------
          Suez Lyonnaise des Eaux SA,
          France,
          Business & Public Services                                  3.0%
          Societe Elf Aquitane SA,
          France,
          Energy Sources                                              1.9%

          Actividades de Construcciones Y Servicio,
          Spain,
          Construction & Housing                                      1.5%

          Triplex Lloyd Plc.,
          United Kingdom,
          Machinery & Engineering                                     1.4%

          Railtrack Group Plc.,
          United Kingdom,
          Transportation                                              1.4%

          Assurance Generales
          de France (AGF), France,
          Insurance                                                   1.3%

          Finnveden Invest AB, B,
          Sweden,
          Industrial Components                                       1.3%

          Custos AB,
          Sweden,
          Multi-Industry                                              1.2%

          Sampo Insurance Co. Ltd., A,
          Finland,
          Insurance                                                   1.1%

          Pohjola Insurance Co. Ltd.,
          Finland,
          Insurance                                                   1.1%

PERFORMANCE SUMMARY

CLASS Z

Mutual European Fund - Class Z produced a 23.16% cumulative total return for the 12-month period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains.

The fund's Class Z share price increased $1.21, from $11.39 on December 31, 1996, to $12.60 on December 31, 1997. During the reporting period, Class Z shareholders received per-share distributions of 84.00 cents ($0.8400) in dividend income, 45.00 cents ($0.4500) in short-term capital gains, and 11.00 cents ($0.1100) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 6 compares the performance of Mutual European Fund - Class Z since inception on July 3, 1996, and the Morgan Stanley Capital International
(MSCI) All Countries Europe Index. The index measures the weighted average performance, in U.S. dollars, of about 60% of the market capitalization listed on 21 European stock exchanges (approximately 700 securities), and includes all dividends reinvested.

Past performance is not predictive of future results.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes all fund expenses and account fees. The index's performance would have been lower if the fund's costs had been applied to it. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

CLASS Z
TOTAL RETURN INDEX COMPARISON
$10,000 INVESTMENT (7/3/96 - 12/31/97)


                   MUTUAL EUROPEAN       MSCI ALL COUNTRIES -
     DATE          FUND - CLASS Z*          EUROPE**
     ----          ---------------          --------
    7/3/96           $10,000                 $10,000
    7/31/96          $10,060                 $9,893
    8/31/96          $10,430                 $10,192
    9/30/96          $10,640                 $10,400
    10/31/96         $10,840                 $10,637
    11/30/96         $11,260                 $11,172
    12/31/96         $11,461                 $11,394
    1/31/97          $11,984                 $11,469
    2/28/97          $12,236                 $11,626
    3/31/97          $12,397                 $11,994
    4/30/97          $12,376                 $11,928
    5/31/97          $12,537                 $12,444
    6/30/97          $12,960                 $13,067
    7/31/97          $13,525                 $13,669
    8/31/97          $13,282                 $12,901
    9/30/97          $14,163                 $14,169
    10/31/97         $13,627                 $13,473
    11/30/97         $13,768                 $13,674
    12/31/97         $14,115                 $14,217



The historical performance shown pertains only to the fund's Class Z shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. Please see the prospectus for more details. *Performance figures represent the change in value of an investment over the periods shown, assuming reinvestment of dividends and capital gains at net asset value. This was a period of generally rising security prices.
**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

Past performance is not predictive of future results.

 6

 CLASS Z
 Periods ended 12/31/97

                                                                   SINCE
                                                                 INCEPTION
                                              1-YEAR             (7/3/96)
  ----------------------------------------------------------------------
  Cumulative Total Return(1)                   23.16%              41.15%
  Average Annual Total Return(2)               23.16%              25.91%
  Value of $10,000 Investment(3)              $12,316             $14,115

1. Cumulative total return represents the change in value of an investment over the indicated periods.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods.

All calculations assume reinvestment of dividends and capital gains at net asset value. The fund's manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total returns would have been lower. Franklin Mutual Advisers has made a commitment to the fund's Board not to seek an increase in the rate of investment advisory fees for a three-year period beginning November 1, 1996.

Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

CLASS I

Mutual European Fund - Class I produced a 22.61% cumulative total return for the 12-month period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The fund's Class I share price, as measured by net asset value, increased $1.18, from $11.38 on December 31, 1996, to $12.56 on December 31, 1997. During the reporting period, Class I shareholders received per-share distributions of 80.70 cents ($0.8070) in dividend income, 45.00 cents ($0.4500) in short-term capital gains, and 11.00 cents ($0.1100) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 9 compares the performance of Mutual European Fund - Class I since inception on November 1, 1996, and the Morgan Stanley Capital International (MSCI) All Countries Europe Index. The index measures the weighted average performance, in U.S. dollars, of about 60% of the market capitalization listed on 21 European stock exchanges (approximately 700 securities), and includes all dividends reinvested.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. The index's performance would have been lower if the fund's costs had been applied to it. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

CLASS I
TOTAL RETURN INDEX COMPARISON
$10,000 INVESTMENT (11/1/96 - 12/31/97)

                   MUTUAL EUROPEAN         MSCI ALL COUNTRIES -
    DATE           FUND - CLASS I*              EUROPE**
    ----           ---------------              --------
  11/1/96             $9,551                     $10,000
  11/30/96            $9,894                     $10,503
  12/31/96            $10,068                    $10,712
  1/31/97             $10,528                    $10,783
  2/28/97             $10,741                    $10,930
  3/31/97             $10,882                    $11,276
  4/30/97             $10,865                    $11,214
  5/31/97             $10,997                    $11,699
  6/30/97             $11,369                    $12,284
  7/31/97             $11,857                    $12,851
  8/31/97             $11,644                    $12,128
  9/30/97             $12,409                    $13,321
  10/31/97            $11,937                    $12,667
  11/30/97            $12,053                    $12,855
  12/31/97            $12,354                    $13,366

The historical performance shown pertains only to the fund's Class I shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

*Performance figures represent the change in value of an investment over the periods shown, and include the maximum 4.5% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value. This was a period of generally rising security prices.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

Past performance is not predictive of future results.

 CLASS I
 Periods ended 12/31/97

                                                                   SINCE
                                                                 INCEPTION
                                              1-YEAR             (11/1/96)
  ----------------------------------------------------------------------
  Cumulative Total Return(1)                   22.61%              29.49%
  Average Annual Total Return(2)               17.09%              20.01%
  Value of $10,000 Investment(3)              $11,709             $12,366

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 4.5% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. The fund's manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total returns would have been lower. Franklin Mutual Advisers has made a commitment to the fund's Board not to seek an increase in the rate of investment advisory fees for a three-year period beginning November 1, 1996.

Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

CLASS II

Mutual European Fund - Class II produced a 21.79% cumulative total return for the 12-month period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges.

The fund's Class II share price, as measured by net asset value, increased $1.14, from $11.38 on December 31, 1996, to $12.52 on December 31, 1997. During
the reporting period, Class II shareholders received per-share distributions of
75.57 cents ($0.7557) in dividend income, 45.00 cents ($0.4500) in short-term capital gains, and 11.00 cents ($0.1100) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 12 compares the performance of Mutual European Fund - Class II since inception on November 1, 1996, and the Morgan Stanley Capital International (MSCI) All Countries Europe Index. The index measures the weighted average performance, in U.S. dollars, of about 60% of the market capitalization listed on 21 European stock exchanges (approximately 700 securities), and includes all dividends reinvested.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes sales charges, all fund expenses and account fees. The index's performance would have been lower if the fund's costs had been applied to it. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

CLASS II
TOTAL RETURN INDEX COMPARISON
$10,000 INVESTMENT (11/1/96 - 12/31/97)

                   MUTUAL EUROPEAN       MSCI ALL COUNTRIES -
     DATE          FUND - CLASS II*          EUROPE**
     ----          ----------------          --------
    11/1/96            $9,900                 $10,000
    11/30/96          $10,246                 $10,503
    12/31/96          $10,427                 $10,712
    1/31/97           $10,895                 $10,783
    2/28/97           $11,115                 $10,930
    3/31/97           $11,243                 $11,276
    4/30/97           $11,225                 $11,214
    5/31/97           $11,353                 $11,699
    6/30/97           $11,728                 $12,284
    7/31/97           $12,223                 $12,851
    8/31/97           $11,993                 $12,128
    9/30/97           $12,776                 $13,321
    10/31/97          $12,288                 $12,667
    11/30/97          $12,407                 $12,855
    12/31/97          $12,611                 $13,366


The historical performance shown pertains only to the fund's Class II shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

*Performance figures represent the change in value of an investment over the periods shown and include all sales charges, assuming reinvestment of dividends and capital gains at net asset value. This was a period of generally rising security prices.
**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

Past performance is not predictive of future results.

 CLASS II
 Periods ended 12/31/97

                                                                   SINCE
                                                                 INCEPTION
                                              1-YEAR             (11/1/96)
  ----------------------------------------------------------------------
  Cumulative Total Return(1)                   21.79%              28.51%
  Average Annual Total Return(2)               19.59%              10.85%
  Value of $10,000 Investment(3)              $11,959             $12,723

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.

2. Average annual total return represents the change in value of an investment over the indicated periods and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 in the fund over the indicated periods and include sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. The fund's manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total returns would have been lower. Franklin Mutual Advisers has made a commitment to the fund's Board not to seek an increase in the rate of investment advisory fees for a three-year period beginning November 1, 1996.

Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

MUTUAL EUROPEAN FUND
Financial Highlights

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                     ----------------------------
                                                                                      1997++              1996+
                                                                                     ----------------------------
PER SHARE OPERATING PERFORMANCE - CLASS Z
(For a share outstanding throughout the year)
Net asset value, beginning of year................................................     $11.39              $10.00
                                                                                       --------------------------
Income from investment operations:
 Net investment income............................................................        .33                 .06
 Net realized and unrealized gain.................................................       2.28                1.40
                                                                                       --------------------------
Total from investment operations..................................................       2.61                1.46
                                                                                       --------------------------
Less distributions from:
 Net investment income............................................................       (.84)               (.05)
 Net realized gains...............................................................       (.56)               (.02)
                                                                                       --------------------------
Total distributions...............................................................      (1.40)               (.07)
                                                                                       --------------------------
Net asset value, end of year......................................................     $12.60              $11.39
                                                                                       --------------------------
Total Return*.....................................................................     23.16%              14.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)...................................................   $546,780            $450,495
Ratios to average net assets:
 Expenses.........................................................................      1.02%               1.09%**
 Expenses, excluding waiver and payments by affiliate.............................      1.05%               1.15%**
 Net investment income............................................................      2.53%               1.87%**
Portfolio turnover rate...........................................................     98.12%              36.75%
Average commission rate paid***...................................................     $.0172              $.0233

*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.
+For the period July 3, 1996 (commencement of operations) to December 31, 1996. ++Based on average weighted shares outstanding.

MUTUAL EUROPEAN FUND
Financial Highlights (continued)

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                     --------------------------
                                                                                     1997++              1996+
                                                                                     --------------------------
PER SHARE OPERATING PERFORMANCE - CLASS I
(For a share outstanding throughout the year)
Net asset value, beginning of year................................................    $11.38             $10.84
                                                                                     --------------------------
Income from investment operations:
 Net investment income............................................................       .24                .03
 Net realized and unrealized gain.................................................      2.31                .58
                                                                                     --------------------------
Total from investment operations..................................................      2.55                .61
                                                                                     --------------------------
Less distributions from:
 Net investment income............................................................      (.81)              (.05)
 Net realized gains...............................................................      (.56)              (.02)
                                                                                     --------------------------
Total distributions...............................................................     (1.37)              (.07)
                                                                                     --------------------------
Net asset value, end of year......................................................    $12.56             $11.38
                                                                                     --------------------------
Total Return*.....................................................................    22.61%              5.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)...................................................   $93,231             $9,200
Ratios to average net assets:
 Expenses.........................................................................     1.37%              1.32%**
 Expenses, excluding waiver and payments by affiliate.............................     1.39%              1.42%**
 Net investment income............................................................     1.84%              1.44%**
Portfolio turnover rate...........................................................    98.12%             36.75%
Average commission rate paid***...................................................    $.0172             $.0233

*Total return does not reflect sales commissions and is not annualized. **Annualized.
***Relates to purchases and sales of equity securities.
+For the period November 1, 1996 (effective date) to December 31, 1996. ++Based on average weighted shares outstanding.

MUTUAL EUROPEAN FUND
Financial Highlights (continued)

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                       -------------------------
                                                                                       1997++             1996+
                                                                                       -------------------------
PER SHARE OPERATING PERFORMANCE - CLASS II
(For a share outstanding throughout the year)
Net asset value, beginning of year..................................................    $11.38            $10.84
                                                                                       -------------------------
Income from investment operations:
 Net investment income..............................................................       .13               .02
 Net realized and unrealized gain...................................................      2.33               .58
                                                                                       -------------------------
Total from investment operations....................................................      2.46               .60
                                                                                       -------------------------
Less distributions from:
 Net investment income..............................................................      (.76)             (.04)
 Net realized gains.................................................................      (.56)             (.02)
                                                                                       -------------------------
Total distributions.................................................................     (1.32)             (.06)
                                                                                       -------------------------
Net asset value, end of year........................................................    $12.52            $11.38
                                                                                       -------------------------
Total Return*.......................................................................    21.79%             5.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).....................................................   $49,174            $2,754
Ratios to average net assets:
 Expenses...........................................................................     2.02%             1.94%**
 Expenses, excluding waiver and payments by affiliate...............................     2.05%             2.04%**
 Net investment income..............................................................     1.03%             0.79%**
Portfolio turnover rate.............................................................    98.12%            36.75%
Average commission rate paid***.....................................................    $.0172            $.0233

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.
+For the period November 1, 1996 (effective date) to December 31, 1996. ++Based on average weighted shares outstanding.

                       See Notes to Financial Statements.

MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997

                                                                       COUNTRY           SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS  76.6%
AUTOMOBILES  1.1%
Bertrand Faure SA.................................................      France               51,672      $  3,673,747
*Magneti Marelli SpA..............................................      Italy             2,425,000         4,100,155
                                                                                                          -----------
                                                                                                            7,773,902
                                                                                                          -----------
BANKING  3.2%
*Banca Nazionale del Lavoro SpA, fgn..............................      Italy               250,000         3,886,376
*Banque Cantonale Vaudoise, fgn...................................   Switzerland             10,250         3,499,299
BG Bank AS, fgn...................................................     Denmark               92,000         6,189,816
*Credit National/Natexis..........................................      France               68,423         3,990,442
Merita Ltd., A....................................................     Finland              374,500         2,048,025
*Nordbanken Holding AB............................................      Sweden              418,000         2,363,783
                                                                                                          -----------
                                                                                                           21,977,741
                                                                                                          -----------
BEVERAGES & TOBACCO  3.5%
B.A.T. Industries Plc.............................................  United Kingdom          490,000         4,462,374
Diageo Plc........................................................  United Kingdom          605,000         5,549,410
Heineken Holding NV, A............................................   Netherlands             34,250         5,270,140
*Seita............................................................      France              140,000         5,024,508
Swedish Match AB..................................................      Sweden            1,230,000         4,105,215
                                                                                                          -----------
                                                                                                           24,411,647
                                                                                                          -----------
BROADCASTING & PUBLISHING  3.7%
Aamulehti Yhtymae OY, II..........................................     Finland              118,750         3,966,179
A-Pressen AS, A...................................................      Norway               62,000         1,366,102
Mirror Group Plc..................................................  United Kingdom        1,306,966         4,217,889
*Modern Times Group AB, B, fgn....................................      Sweden              468,200         2,800,980
NV Holdingsmij de Telegraaf.......................................   Netherlands            281,600         5,305,215
Pearson Plc.......................................................  United Kingdom          385,000         4,995,237
United News & Media Plc...........................................  United Kingdom          255,580         2,883,712
                                                                                                          -----------
                                                                                                           25,535,314
                                                                                                          -----------
BUILDING MATERIALS & COMPONENTS  2.1%
*+Geveko AB, B....................................................      Sweden              552,134         7,023,455
Scancem AB, B.....................................................      Sweden               80,145         2,977,717
Williams Plc......................................................  United Kingdom          850,000         4,659,169
                                                                                                          -----------
                                                                                                           14,660,341
                                                                                                          -----------
BUSINESS & PUBLIC SERVICES  5.7%
Cie Generale Des Eaux.............................................      France               20,000         2,791,393
Esselte AB, A.....................................................      Sweden              162,000         3,060,492
IFIL Finanziaria Partecipazioni SpA...............................      Italy             1,100,000         3,999,548
Suez Lyonnaise des Eaux SA........................................      France              184,058        20,367,638
*+Uniholding Corp., Illiquid......................................  United States           576,584         4,151,405
*+Uniholding Corp.................................................  United States             5,000            40,000
Yorkshire Water Plc...............................................  United Kingdom          645,000         5,127,119
                                                                                                          -----------
                                                                                                           39,537,595
                                                                                                          -----------

MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                       COUNTRY           SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CHEMICALS  1.6%
*Holliday Chemical Holdings Plc...................................  United Kingdom          500,000      $  1,880,502
Inspec Group Plc.................................................. United Kingdom          800,000         3,094,206
Laporte Plc.......................................................  United Kingdom          290,000         3,183,961
Yule Catto & Company Plc..........................................  United Kingdom          650,000         3,069,160
                                                                                                          -----------
                                                                                                           11,227,829
                                                                                                          -----------
CONSTRUCTION & HOUSING  2.2%
Actividades de Construcciones Y Servicio (ACS)....................      Spain               432,840        10,483,621
*Actividades de Construcciones Y Servicio (ACS), rts..............      Spain               432,840            11,364
Grupo Acciona SA..................................................      Spain                27,550         4,495,523
                                                                                                          -----------
                                                                                                           14,990,508
                                                                                                          -----------
DATA PROCESSING & REPRODUCTION  0.6%
Tecnost Mael SpA..................................................      Italy             1,860,000         3,774,675
                                                                                                          -----------
ELECTRONIC COMPONENTS & INSTRUMENTS  0.6%
Spectra Physics AB, A.............................................      Sweden              214,400         4,063,930
                                                                                                          -----------
ENERGY EQUIPMENT & SERVICES  2.1%
Bouygues Offshore SA, ADR.........................................      France              212,700         4,626,225
*Cie Generale De Geophysique SA, ADR..............................      France              230,000         5,893,750
*ISIS SA..........................................................      France               36,556         4,008,800
                                                                                                          -----------
                                                                                                           14,528,775
                                                                                                          -----------
ENERGY SOURCES  2.5%
Saga Petroleum AS, B..............................................      Norway              233,200         3,541,478
Societe Elf Aquitane SA...........................................      France              115,250        13,404,503
                                                                                                          -----------
                                                                                                           16,945,981
                                                                                                          -----------
FINANCIAL SERVICES  2.2%
Axa SA............................................................      France               67,000         5,184,332
*Cityscape Financial Corp.........................................  United States            88,000            44,000
Julius Baer Holdings AG...........................................   Switzerland              2,000         3,708,138
Mercury Asset Management Group Plc................................  United Kingdom          200,000         5,570,884
*Mercury European Privitization Trust Plc., wts...................  United Kingdom          540,000           450,089
                                                                                                          -----------
                                                                                                           14,957,443
                                                                                                          -----------
FOOD & HOUSEHOLD PRODUCTS  2.1%
Berisford Plc.....................................................  United Kingdom        1,041,000         3,205,681
Cadbury Schweppes Plc.............................................  United Kingdom          465,359         4,623,936
Klene Holding NV..................................................   Netherlands             71,489         1,233,997
Van Melle NV......................................................   Netherlands             76,318         5,457,604
                                                                                                          -----------
                                                                                                           14,521,218
                                                                                                          -----------
INDUSTRIAL COMPONENTS  4.7%
Charter Plc.......................................................  United Kingdom          486,161         5,968,423
*Cie Plastic Omnium SpA...........................................      France               23,742         3,132,200
Finnveden Invest AB, B............................................      Sweden              479,600         8,909,558
Gunnebo AB........................................................      Sweden              450,100         3,939,842

MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                       COUNTRY           SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INDUSTRIAL COMPONENTS (CONT.)
Hexagon AB, B.....................................................      Sweden              204,457      $  5,613,626
Lucas Varity Plc..................................................  United Kingdom        1,418,536         5,020,604
                                                                                                          -----------
                                                                                                           32,584,253
                                                                                                          -----------
INSURANCE  6.2%
Assurances Generales de France AGF................................      France              169,801         8,997,182
Istituto Nazionale Delle Assicurazioni SpA........................      Italy             1,131,000         2,293,967
Koelnische Rueckversicherungs AG..................................     Germany                2,906         2,665,314
Pohjola Insurance Co. Ltd.........................................     Finland              207,000         7,673,420
Sampo Insurance Co. Ltd., A.......................................     Finland              237,460         7,843,867
SCOR SA...........................................................      France              115,181         5,507,866
*Topdanmark AS....................................................     Denmark               19,252         3,652,651
*Union Assurances Federales SA....................................      France               32,210         4,227,947
                                                                                                          -----------
                                                                                                           42,862,214
                                                                                                          -----------
MACHINERY & ENGINEERING  6.2%
Cardo AB..........................................................      Sweden              185,000         4,823,109
IMI Plc...........................................................  United Kingdom          946,000         6,300,141
Incentive AS, fgn.................................................     Denmark               71,582         3,760,931
Mckechnie Group Plc...............................................  United Kingdom          625,000         4,726,917
*Munters AB.......................................................      Sweden              340,400         2,936,737
Partek AB.........................................................     Finland              167,500         2,554,366
Rauma OY..........................................................     Finland              274,300         4,278,701
Triplex Lloyd Plc.................................................  United Kingdom        2,193,750         9,817,975
TT Group Plc......................................................  United Kingdom          780,000         3,542,077
                                                                                                          -----------
                                                                                                           42,740,954
                                                                                                          -----------
MERCHANDISING  2.1%
FKI Plc...........................................................  United Kingdom        1,675,000         5,281,829
*Provigo Inc......................................................      Canada              400,000         2,435,184
Vendome Luxury Group Plc..........................................  United Kingdom          891,000         6,965,510
                                                                                                          -----------
                                                                                                           14,682,523
                                                                                                          -----------
MULTI-INDUSTRY  14.8%
Aker RGI ASA, B...................................................      Norway              332,548         5,410,950
Atle AB...........................................................      Sweden              275,000         4,346,717
Bulten AB, B......................................................      Sweden              260,100         2,358,619
CGIP-Compagnie Generale Industrie de Participation................      France               15,170         5,444,413
Cie Financiere Richemont AG, A....................................   Switzerland              4,840         5,265,009
*Corporacion Financiera Reunida SA................................      Spain               293,057         1,567,715
Custos AB, A......................................................      Sweden               59,500         1,281,439
Custos AB, B......................................................      Sweden              341,520         7,226,207
Financiere Et Industrielle Gaz Et Eaux SA.........................      France                4,181         1,802,724
Gendis Inc., A....................................................      Canada              420,000         6,245,408
Hogg Robinson Plc.................................................  United Kingdom        1,350,000         5,664,909
Investor AB, A....................................................      Sweden               34,000         1,657,200
Investor AB, B....................................................      Sweden              120,850         5,890,370
Invik & Co. AB, B.................................................      Sweden              132,512         5,924,730

MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                       COUNTRY           SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY (CONT.)
La France SA......................................................      France               13,585      $  2,783,136
Lagardere S.C.A...................................................      France              188,687         6,238,882
Marine Wendel SA..................................................      France               35,687         4,055,813
Montaigne Participations et Gestion SA............................      France                8,307         2,725,982
*Montedison SpA...................................................      Italy             2,800,000         2,510,345
Oresund Investment AB.............................................      Sweden              137,333         3,632,279
Pilkington Plc....................................................  United Kingdom        1,200,000         2,522,665
Sophus Berendsen AS, B............................................     Denmark               30,000         4,947,533
STE Eurafrance....................................................      France               10,350         4,213,259
STE Generale de Belgique SA.......................................     Belgium               61,009         5,582,049
Tomkins Plc.......................................................  United Kingdom          575,000         2,681,973
                                                                                                          -----------
                                                                                                          101,980,326
                                                                                                          -----------
REAL ESTATE  4.2%
*Castellum AB.....................................................      Sweden              661,400         6,580,763
Fastighets AB Tornet, A...........................................      Sweden              207,206         2,948,939
First Union Real Estate Equity & Mtg. Investment, SBI.............  United States           352,500         5,728,125
Metropolis Realty Trust Inc.......................................  United States           152,000         6,688,000
STE des Immeubles De France.......................................      France               63,631         3,816,697
Wallenstam Byggnads AB, B.........................................      Sweden              480,000         3,022,708
                                                                                                          -----------
                                                                                                           28,785,232
                                                                                                          -----------
RECREATION & OTHER CONSUMER GOODS  0.6%
EMI Group Plc.....................................................  United Kingdom          443,175         3,815,768
TELECOMMUNICATIONS  1.9%
*Cellular Communications International Inc........................  United States            69,500         3,249,125
Koninklijke Ptt Nederland NV......................................   Netherlands            139,000         5,799,522
*Telewest Communications Plc......................................  United Kingdom        3,509,000         4,034,128
                                                                                                          -----------
                                                                                                           13,082,775
                                                                                                          -----------
TRANSPORTATION  2.0%
Florida East Coast Industries Inc.................................  United States            15,000         1,441,875
Railtrack Group Plc...............................................  United Kingdom          605,000         9,648,124
Smit Internationale NV, fgn.......................................   Netherlands            101,100         2,742,337
                                                                                                          -----------
                                                                                                           13,832,336
                                                                                                          -----------
UTILITIES ELECTRICAL GAS & WATER  0.7%
Thames Water Group Plc............................................  United Kingdom          330,000         4,937,426
                                                                                                          -----------
      TOTAL COMMON STOCKS (COST $470,055,708).....................                                        528,210,706
                                                                                                          -----------
PREFERRED STOCKS (COST $212,750)
First Union Real Est. Equ. & Mtg. Inv.,
  conv., pfd., A..................................................  United States             5,000           267,500
                                                                                                          -----------

MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                        PRINCIPAL
                                                                    COUNTRY             AMOUNT**            VALUE
---------------------------------------------------------------------------------------------------------------------
BONDS (COST $2,173,471)  0.4%
Olivetti International NV,
  3.75%, conv., 12/31/99..........................................      Italy         4,000,000,000ITL   $  2,509,892
                                                                                                         ------------
BONDS IN REORGANIZATION  2.7%
Anchor Glass Container Corp.,
  9.91%, 7/15/99..................................................  United States           121,259           118,834
  Zero coupon, 7/15/98............................................  United States           149,611           146,619
Eurotunnel Finance Ltd., tranche B................................  United Kingdom        2,754,803 GBP     2,397,920
Eurotunnel Finance Ltd., tranche B1...............................  United Kingdom        1,245,197 GBP     1,083,883
Eurotunnel Finance Ltd., tranche EO...............................  United Kingdom       25,000,000 FRF     2,160,007
Fokker NV
  7.50%, 6/29/96..................................................   Netherlands          4,500,000 DEM       825,459
  6.50%, 8/26/96..................................................   Netherlands          4,000,000 DEM       733,741
  6.25%, 11/04/97.................................................   Netherlands         14,750,000 DEM     2,705,670
  10.00%, 11/22/97................................................   Netherlands          6,600,000 NLG     1,074,150
Northampton Business Parks, bank claim............................  United Kingdom       11,147,443 GBP     7,414,785
                                                                                                         ------------
      TOTAL BONDS IN REORGANIZATION (COST $14,091,781)............                                         18,661,068
                                                                                                         ------------
SHORT TERM INVESTMENTS  12.9%
Federal National Mortgage Assn., 5.35% to 5.62%
  with maturities to 11/12/98.....................................  United States        39,900,000        38,669,795
Federal Home Loan Bank, 5.30% to 5.67%
  with maturities to 12/24/98.....................................  United States        49,275,000        48,176,594
Federal Home Loan Mortgage Corp., 5.40% to 5.48%
  with maturities to 6/05/98......................................  United States         1,800,000         1,771,795
                                                                                                         ------------
      TOTAL SHORT TERM INVESTMENTS
        (COST $88,606,199)........................................                                         88,618,184
                                                                                                         ------------
      TOTAL INVESTMENTS
        (COST $575,139,909)  92.6%................................                                        638,267,350
      NET EQUITY IN FORWARD CONTRACTS  0.8%.......................                                          5,586,255
      OTHER ASSETS, LESS LIABILITIES  6.6%........................                                         45,331,932
                                                                                                         ------------
      TOTAL NET ASSETS  100.0%....................................                                       $689,185,537
                                                                                                         ============

*Non-income producing.
**Securities traded in U.S. dollars unless otherwise indicated.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in non-controlled "affiliated companies" at 12/31/97 were $11,214,860.

CURRENCY ABBREVIATIONS:
-------------------

DEM  -- German Mark
FRF  -- French Franc
GBP  -- British Pound
ITL  -- Italian Lira
NLG  -- Dutch Guilder

                       See Notes to Financial Statements.

MUTUAL EUROPEAN FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $563,751,711).............................  $627,052,490
  Non controlled affiliates (cost $11,388,198).........................    11,214,860     $638,267,350
                                                                         ------------
 Cash..................................................................                     38,969,171
 Receivables:
  Investment securities sold...........................................                      3,177,784
  Capital shares sold..................................................                      3,420,673
  Dividends and interest...............................................                      2,813,518
  From affiliates......................................................                         97,443
 Unrealized gain on forward exchange contracts (Note 7)................                     10,000,705
                                                                                          ------------
     Total assets......................................................                    696,746,644
                                                                                          ------------
Liabilities:
 Payables:
  Investment securities purchased......................................                      1,531,921
  Capital shares redeemed..............................................                        658,661
  To affiliates........................................................                        694,675
 Unrealized loss on forward exchange contracts (Note 7)................                      4,414,450
 Other liabilities.....................................................                        261,400
                                                                                          ------------
     Total liabilities.................................................                      7,561,107
                                                                                          ------------
Net assets, at value...................................................                   $689,185,537
                                                                                          ============
Net assets consist of:
 Undistributed net investment income...................................                   $    119,297
 Net unrealized appreciation...........................................                     68,496,869
 Accumulated net realized gain.........................................                     24,408,641
 Capital shares........................................................                    596,160,730
                                                                                          ------------
Net assets, at value...................................................                   $689,185,537
                                                                                          ============
CLASS Z
 Net asset value per share ($546,780,453 / 43,411,737 shares outstanding)..................  $12.60
                                                                                             ======
CLASS I
 Net asset value per share ($93,231,160 / 7,420,423 shares outstanding)....................  $12.56
                                                                                             ======
 Maximum offering price per share ($12.56 / 95.50%)........................................  $13.15
                                                                                             ======
CLASS II
 Net asset value per share ($49,173,924 / 3,926,964 shares outstanding)*...................  $12.52
                                                                                             ======
 Maximum offering price per share ($12.52 / 99.00%)........................................  $12.65
                                                                                             ======
*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See Notes to Financial Statements.

MUTUAL EUROPEAN FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

Investment Income:
 (net of foreign taxes of $1,900,363)
 Dividends............................................................   $16,767,672
 Interest.............................................................     6,654,436
                                                                         -----------
     Total investment income..........................................                     $ 23,422,108
                                                                                            -----------
Expenses:
 Management fees (Note 4).............................................     5,372,334
 Administrative fees (Note 4).........................................       519,493
 Distribution fees (Note 4)
       Class I........................................................       199,072
       Class II.......................................................       269,431
 Transfer agent fees (Note 4).........................................       458,281
 Custodian fees.......................................................       325,899
 Reports to shareholders..............................................       120,157
 Registration and filing fees.........................................       172,741
 Professional fees....................................................        35,578
 Directors' fees and expenses.........................................         7,670
 Other................................................................        15,735
                                                                         -----------
     Total expenses...................................................                        7,496,391
     Expenses waived/paid by affiliate (Note 4).......................                         (204,659)
                                                                                            -----------
          Net expenses................................................                        7,291,732
                                                                                            -----------
            Net investment income.....................................                       16,130,376
                                                                                            -----------
Realized and unrealized gains:
 Net realized gain from:
  Investments.........................................................    33,461,444
  Foreign currency transactions.......................................    41,099,689
                                                                         -----------
     Net realized gain................................................                       74,561,133
 Net unrealized appreciation on:
  Investments.........................................................    34,595,926
  Translation of assets and liabilities denominated in foreign
    currencies........................................................     5,464,891
                                                                         -----------
     Net unrealized appreciation......................................                       40,060,817
                                                                                            -----------
Net realized and unrealized gain......................................                      114,621,950
                                                                                            -----------
Net increase in net assets resulting from operations..................                     $130,752,326
                                                                                            ===========

                       See Notes to Financial Statements.

MUTUAL EUROPEAN FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 1997 AND 1996

                                                                            1997              1996+
                                                                        -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income..............................................   $ 16,130,376       $  2,205,789
  Net realized gain from investments and foreign currency
    transactions.....................................................     74,561,133          4,514,505
  Net unrealized appreciation on investments and translation of
    assets and liabilities denominated in foreign currencies.........     40,060,817         28,436,052
                                                                        -------------------------------
    Net increase in net assets resulting from operations.............    130,752,326         35,156,346
Distributions to shareholders from:
 Net investment income:
  Class Z............................................................    (34,010,794)        (1,947,610)
  Class I............................................................     (5,190,859)           (25,784)
  Class II...........................................................     (2,628,833)            (7,669)
 Net realized gains:
  Class Z............................................................    (22,774,808)          (779,044)
  Class I............................................................     (3,590,901)           (10,995)
  Class II...........................................................     (1,912,553)            (4,015)
Capital share transactions (Note 3):
  Class Z............................................................     36,143,016        418,343,037
  Class I............................................................     83,196,564          9,032,503
  Class II...........................................................     46,753,423          2,692,187
                                                                        -------------------------------
    Net increase in net assets.......................................    226,736,581        462,448,956
Net assets:
 Beginning of year...................................................    462,448,956                 --
                                                                        -------------------------------
 End of year.........................................................   $689,185,537       $462,448,956
                                                                        ===============================
Undistributed net investment income included in net assets:
 End of year.........................................................   $    119,297       $    580,686
                                                                        ===============================

+For the period July 3, 1996 (commencement of operations) to December 31, 1996.


                       See Notes to Financial Statements.

MUTUAL EUROPEAN FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual European Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation and income through a flexible policy of investing in stocks and corporate debt securities. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

MUTUAL EUROPEAN FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:
(CONTINUED)
Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

g. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

h. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. MERGER OF HEINE SECURITIES AND FRANKLIN RESOURCES

On October 31, 1996, pursuant to an agreement between Franklin Resources, Inc.
(FRI) and Heine Securities Corporation (Heine), the investment adviser, the assets of Heine were acquired by Franklin Mutual Advisers, Inc.

MUTUAL EUROPEAN FUND
Notes to Financial Statements (continued)

2. MERGER OF HEINE SECURITIES AND FRANKLIN RESOURCES (CONTINUED)
(Franklin Mutual), a subsidiary of FRI (the Merger). Franklin Mutual became the investment adviser to the Series Fund and the Series Fund name changed from Mutual Series Fund Inc. to Franklin Mutual Series Fund Inc.

3. CAPITAL STOCK

The Fund offers three classes of shares: Class Z, Class I and Class II. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1997, there were 400 million Fund shares authorized ($0.001 par value) of which 200 million, 100 million, and 100 million were designated as Class Z, Class I, and Class II shares, respectively. Transactions in the Fund's shares were as follows:

                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
                                                                    1997                                1996*
                                                        ----------------------------------------------------------------
                                                          SHARES          AMOUNT               SHARES          AMOUNT
                                                        ----------------------------------------------------------------
CLASS Z SHARES:
Shares sold............................................  19,930,968    $ 248,766,946          42,171,939    $446,968,711
Shares issued on reinvestment of distributions.........   3,501,875       43,592,209             229,503       2,586,502
Shares redeemed........................................ (19,568,039)    (256,216,139)         (2,854,509)    (31,212,176)
                                                        ----------------------------------------------------------------
Net increase...........................................   3,864,804    $  36,143,016          39,546,933    $418,343,037
                                                        ================================================================

                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
                                                                    1997                               1996**
                                                        ----------------------------------------------------------------
                                                          SHARES          AMOUNT               SHARES          AMOUNT
                                                        ----------------------------------------------------------------
CLASS I SHARES:
Shares sold............................................   9,533,956    $ 121,476,325             813,014    $  9,085,283
Shares issued on reinvestment of distributions.........     620,677        7,685,745               2,838          31,814
Shares redeemed........................................  (3,542,483)     (45,965,506)             (7,579)        (84,594)
                                                        ----------------------------------------------------------------
Net increase...........................................   6,612,150    $  83,196,564             808,273    $  9,032,503
                                                        ================================================================

                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
                                                                    1997                               1996**
                                                        ----------------------------------------------------------------
                                                          SHARES          AMOUNT               SHARES          AMOUNT
                                                        ----------------------------------------------------------------
CLASS II SHARES:
Shares sold............................................   3,726,239    $  47,508,558             242,959    $  2,703,061
Shares issued on reinvestment of distributions.........     346,987        4,280,950                 860           9,680
Shares redeemed........................................    (388,267)      (5,036,085)             (1,814)        (20,554)
                                                        ----------------------------------------------------------------
Net increase...........................................   3,684,959    $  46,753,423             242,005    $  2,692,187
                                                        ================================================================

*Commencement of operations of Class Z shares was July 3, 1996.
**Effective date of Class I and II shares was November 1, 1996.

MUTUAL EUROPEAN FUND
Notes to Financial Statements (continued)

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/ Templeton Investor Services, Inc. (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.80% per year of the average daily net assets of the Fund. In connection with the Merger, FRI and FMA agreed, through October 31, 1999 to limit the expense ratio of the Fund to be no higher than expected for the Fund's 1996 fiscal year, except that increases in expenses will be permitted if the Series Fund's Board of Directors determines that such expenses would have been higher had the merger not taken place. This expense limitation does not include items such as litigation expenses, interest, taxes, insurance, brokerage commissions, and expenses of an extraordinary nature. The expense reduction is set forth in the Statement of Operations.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

        ANNUALIZED
         FEE RATE                      AVERAGE DAILY NET ASSETS
        ---------------------------------------------------------------------
        0.15%            First $200 million
        0.135%           Over $200 million, up to and including $700 million
        0.10%            Over $700 million, up to and including $1.2 billion
        0.075%           Over $1.2 billion

The Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Distributors received net commissions on sales of those Fund shares and received contingent deferred sales charges for the year of $58,337 and $18,694, respectively.

5. INCOME TAXES

At December 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $575,526,426 was as follows:

                  Unrealized appreciation.......................................  $ 80,188,445
                  Unrealized depreciation.......................................   (17,447,521)
                                                                                   -----------
                  Net unrealized appreciation...................................  $ 62,740,924
                                                                                   ===========

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies and foreign currency transactions.

MUTUAL EUROPEAN FUND
Notes to Financial Statements (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 aggregated $726,208,073 and $518,139,609, respectively.

7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the functional currency and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of December 31, 1997, the Mutual European Fund had the following forward exchange contracts outstanding:

                                                                                 IN        SETTLEMENT         UNREALIZED
CONTRACTS TO BUY:                                                           EXCHANGE FOR      DATE            GAIN/(LOSS)
---------------                                                             --------------------------------------------
      2,621,428 British Pounds......................................   U.S. $ 4,169,575      1/20/98     U.S. $  131,420
      1,963,665 British Pounds......................................          3,156,591      3/18/98              56,259
        580,695 French Francs.......................................             97,269      6/11/98                  87
     41,011,635 Spanish Peseta......................................            268,471      2/18/98               1,063
                                                                            -----------                       ----------
                                                                       U.S. $ 7,691,906                          188,829
                                                                            ===========                       ----------

CONTRACTS TO SELL:
------------------
    393,082,168 Belgium Francs......................................   U.S. $11,104,016       2/9/98             492,319
     15,562,200 British Pounds......................................         25,848,939      1/20/98             315,928
      7,534,978 British Pounds......................................         12,741,648      2/17/98             395,256
     12,859,835 British Pounds......................................         21,153,121      4/15/98             141,921
      7,000,000 British Pounds......................................         11,801,300      5/18/98             381,777
      7,207,800 Canadian Dollars....................................          5,255,208      2/27/98             202,150
    118,467,696 Danish Krone........................................         17,578,702      1/26/98             264,854
      9,581,476 German Mark.........................................          5,404,957      3/18/98              55,122
     32,960,441 Dutch Guilders......................................         16,773,124      3/17/98             441,797
     21,327,007 Dutch Guilders......................................         10,706,329      6/10/98              88,507
    161,209,196 Finnish Markka......................................         30,173,665       3/3/98             475,877
    179,144,800 French Francs.......................................         29,884,456      1/20/98              83,115
     92,322,948 French Francs.......................................         15,931,054      2/17/98             548,177
     49,556,810 French Francs.......................................          8,451,505      2/27/98             189,724

MUTUAL EUROPEAN FUND
Notes to Financial Statements (continued)

7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONTINUED)
                                                                                 IN        SETTLEMENT         UNREALIZED
CONTRACTS TO SELL (CONT.)                                                   EXCHANGE FOR      DATE            GAIN/(LOSS)
-------------------------                                                   --------------------------------------------
    168,557,844 French Francs.......................................   U.S. $29,014,197      4/17/98     U.S. $  837,706
     10,691,730 French Francs.......................................          1,800,000      6/11/98               7,382
 38,612,699,095 Italian Lira........................................         21,958,996       7/2/98             109,461
     54,327,222 Norwegian Krone.....................................          7,565,833       3/9/98             170,296
    157,955,359 Spanish Peseta......................................          1,074,662      2/18/98              36,559
     55,552,421 Swedish Krona.......................................          7,184,277      1/21/98             183,373
    269,119,023 Swedish Krona.......................................         35,407,107      2/17/98           1,466,729
    235,497,573 Swedish Krona.......................................         31,390,887      3/18/98           1,669,073
     16,753,330 Swedish Krona.......................................          2,203,516      4/21/98              87,533
     56,408,266 Swedish Krona.......................................          7,491,614      5/15/98             363,643
     21,179,326 Swiss Francs........................................         15,278,130      6/10/98             171,119
                                                                            ------------                      ----------
                                                                       U.S. $383,177,243                       9,179,398
                                                                            ============
      Net unrealized gain on offsetting forward exchange
        contracts...................................................                                             632,478
                                                                                                              ----------
        Unrealized gain on forward exchange contracts...............                                          10,000,705
                                                                                                              ----------
CONTRACTS TO BUY:
-----------------
    206,075,094 Belgium Francs......................................   U.S. $ 5,796,651       2/9/98            (233,421)
      5,828,388 British Pounds......................................          9,744,982      3/18/98            (208,867)
      3,000,000 Dutch Guilders......................................          1,495,215       3/9/98              (9,509)
     17,547,200 Finnish Markka......................................          3,283,533       3/3/98             (51,006)
      7,511,181 French Francs.......................................          1,306,997      1/20/98             (57,487)
      3,087,690 Norwegian Krone.....................................            426,063       3/9/98              (5,738)
     10,077,239 Norwegian Krone.....................................          1,439,024      3/10/98             (67,143)
     42,624,240 Spanish Peseta......................................            280,940      2/18/98                (808)
     10,333,802 Swedish Krona.......................................          1,348,281      1/12/98             (46,322)
     54,943,802 Swedish Krona.......................................          7,075,136      1/21/98            (150,932)
     12,206,238 Swedish Krona.......................................          1,573,313      2/17/98             (33,904)
     10,313,775 Swedish Krona.......................................          1,303,891      5/15/98                (628)
      4,203,486 Swiss Francs........................................          2,976,973      6/10/98             (47,818)
                                                                            -----------                         --------
                                                                       U.S. $38,050,999                         (913,583)
                                                                            ===========                         --------
CONTRACTS TO SELL:
------------------
     25,036,525 British Pounds......................................   U.S. $40,392,217      1/20/98            (685,386)
     18,942,572 British Pounds......................................         30,003,140      3/18/98            (989,745)
     15,654,931 British Pounds......................................         25,360,988      6/18/98            (141,162)
     13,544,127 French Francs.......................................          2,207,298      1/20/98             (45,813)
    174,751,292 French Francs.......................................         29,040,899      2/27/98             (92,473)
     30,803,384 Norwegian Krone.....................................          4,177,296      3/10/98             (16,170)
  2,055,721,170 Spanish Peseta......................................         13,208,605      2/18/98            (301,863)

MUTUAL EUROPEAN FUND
Notes to Financial Statements (continued)

7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONTINUED)
                                                                                 IN        SETTLEMENT         UNREALIZED
CONTRACTS TO SELL (CONT.)                                                   EXCHANGE FOR      DATE            GAIN/(LOSS)
-------------------------                                                   --------------------------------------------
    105,448,545 Swedish Krona.......................................   U.S. $13,232,011      2/17/98     U.S. $  (66,801)
    125,000,000 Swedish Krona.......................................         15,779,840      5/15/98             (15,654)
                                                                            -----------                       ----------
                                                                       U.S. $173,402,294                      (2,355,067)
                                                                            ============
      Net unrealized loss on offsetting forward exchange
        contracts...................................................                                          (1,145,800)
                                                                                                              ----------
        Unrealized loss on forward exchange contracts...............                                          (4,414,450)
                                                                                                              ----------
          Net unrealized gain on forward exchange contracts.........                                     U.S. $5,586,255
                                                                                                              ==========

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors and Shareholders of Franklin Mutual Series Fund Inc.

We have audited the accompanying statement of assets and liabilities of Mutual European Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the schedule of investments, as of December 31, 1997, the related statement of operations for the year then ended, and the statement of change in net assets and the financial highlights for the year then ended and for the period from July 3, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual European Fund, a portfolio of Franklin Mutual Series Fund Inc., at December 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from July 3, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles.

                                           [ERNST & YOUNG LLP SIGNATURE]

Boston, Massachusetts
January 30, 1998

MUTUAL EUROPEAN FUND
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 0.09% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1997.

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

                                                                         10/97.1

BOARD OF DIRECTORS
Michael F. Price (Chairman)
Peter A. Langerman
Edward I. Altman
Ann Torre Grant
Andrew H. Hines, Jr.
William J. Lippman
Bruce A. MacPherson
Fred R. Millsaps
Leonard Rubin
Barry F. Schwartz
Vaughn R. Sturtevant, M.D.
Robert E. Wade

INVESTMENT MANAGER
Franklin Mutual Advisers, Inc.
51 John F. Kennedy Parkway
Short Hills, NJ 07078

SHAREHOLDER SERVICES
1-800-632-2301 - (Class I & II)
1-800-448-FUND - (Class Z)

FUND INFORMATION
1-800-342-5236

This report must be preceded or accompanied by the current prospectus of the Mutual European Fund, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

478 A97 12/97                                   [LOGO] Printed on recycled paper